                           DIRECTOR AND/OR OFFICER OF
                           NEXTEL INTERNATIONAL, INC.

                             REGISTRATION STATEMENT

                                POWER OF ATTORNEY

         By signing below, I hereby constitute and appoint Steven M. Shindler, Byron R. Siliezar, Robert J. Gilker, J. Vincente Rios and Robert N. Shanks, and each of them, as my true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments in my name and behalf in my capacities as director and/or officer of Nextel International, Inc., a Delaware corporation (the "Company"), which said attorney and agent may deem necessary or advisable or which may be required to enable the Company to comply with the Securities Act of 1934, as amended (the "Exchange Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with an Annual Report on Form 10-K (or any other appropriate form) including specifically, but without limiting the generality of the foregoing, the power and authority to sign for me, in my name and behalf in my capacities as director and/or officer of the Company (individually or on behalf of the Company), such Annual Report, and any and all amendments and supplements thereto, and to file the same, with all exhibits thereto and other instruments or documents in connection therewith, with the Securities and Exchange Commission, and I hereby ratify and confirm all that said attorney and agents, or any of them and any substitute or substitutes, may do or cause to be done by virtue hereof.

                   EXECUTED as of the 2nd day of April, 2001.




           /s/ DANIEL F. AKERSON                           /s/ STEVEN P. DUSSEK
   --------------------------------------          ------------------------------------
             Daniel F. Akerson                               Steven P. Dussek


           /s/ STEVEN M. SHINDLER                           /s/ C. JAMES JUDSON
   --------------------------------------          ------------------------------------
             Steven M. Shindler                               C. James Judson


            /s/BYRON R. SILIEZAR                             /s/ THOMAS LYNCH
   --------------------------------------          ------------------------------------
             Byron R. Siliezar                                 Thomas Lynch


           /s/ KEITH D. GRINSTEIN                         /s/ DENNIS M. WEIBLING
   --------------------------------------          ------------------------------------
             Keith D. Grinstein                             Dennis M. Weibling


      /s/ WILLIAM E. CONWAY, JR.                        /s/ J. VINCENTE RIOS
--------------------------------------          ------------------------------------
        William E. Conway, Jr.                             J. Vicente Rios


        /s/ TIMOTHY M. DONAHUE
--------------------------------------
          Timothy M. Donahue